December 31, 2002

--------------------------------------------------------------------------------
    Total Return Portfolio                             Annual Report
    A Series of Panorama Series Fund, Inc.              ----------
                                                        Management
                                                       Commentaries
--------------------------------------------------------------------------------


Performance Update

Investment Strategy Discussion

Financial Statements

[GRAPHIC]



                                                         [LOGO]
                                                         OppenheimerFunds(R)
                                                         The Right Way to Invest

TOTAL RETURN PORTFOLIO


--------------------------------------------------------------------------------
Objective
Panorama Series Fund, Inc.--Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.


--------------------------------------------------------------------------------
Narrative by Patrick Bisbey, Portfolio Manager
The fiscal year for Total Return Portfolio, which ended December 31, 2002, marked the third consecutive year of losses for the U.S. equity markets, with the Portfolio generating a total return of -14.45%. Because the Portfolio invests in stocks and bonds, its performance is compared to both the S&P 500 Index, which had a return of -22.09% for the same period, and to the Merrill Lynch Corporate and Government Master Index, which returned 10.95%. 1
   Throughout much of the 12-month period, investors again weathered volatile market conditions and falling equity prices. Persistent concerns regarding corporate balance sheets and accounting practices continued to suppress equity prices, while investors tried to remain cautiously optimistic on the prospects of a sustained economic recovery. Panic selling in August pushed stock prices even lower, and although the market rallied in October, sending the Dow Jones Industrial Average up more than 20% in less than two months, the rebound did not last. Virtually no single industry sector managed to outperform the market by the end of the period, as stocks traded on an individual, stock-by-stock basis rather than as a uniform block (the Portfolio has outperformed, on a total return basis, in five of the eleven sectors, and in 14 of 34 industry groups). While some select issues enjoyed positive performance this year--particularly mid-cap stocks within the S&P 500--the broad market indices suffered. Treasury and high-quality government agency securities remained the investment vehicles of choice, as weary investors sought perceived safe havens and any source of income in an environment of historically low interest rates.
   Despite generally satisfactory performance for the first six months of the Portfolio's fiscal year, these challenging conditions proved to be difficult to overcome, particularly given the portfolio's mandate. Since the equity portion of the Portfolio invests only in stocks listed in the S&P 500 Index, and our buy/sell decisions are driven by our composite rankings, we do not significantly emphasize (or avoid) industry sectors as a whole. Additionally, we aim to remain fully invested at all times. Therefore, while we successfully carried out the Portfolio's stated strategy, in doing so we were exposed to industry sectors that suffered throughout the year, especially utilities stocks (electric utilities, telephone, gas and water company stocks), which had the most negative impact on performance. Likewise, our exposure to the consumer cyclical sector detracted from performance as these stocks continued to underperform as economic growth remains muted.
   On the positive side, we added to performance through our individual stock selection based on our system of composite rankings. For example, the fact that the portfolio slightly underweighted capital goods stocks like General
Electric, which performed poorly this period, helped. Additionally, our buy and sell decisions with respect to select financial services stocks contributed to performance, where we harvested gains for the portfolio. On a general note, we did enjoy some gains in the fourth quarter, when stocks rebounded substantially, as well as from some of our smaller-cap stocks within the S&P 500, which generally fared better than large-cap equities. Finally, although our utilities holdings hurt us, we actually added much more value on a relative basis from not owning some of the worst performing stocks in the Utilities sector. But, there are a few holdings in the sector with a positive return for the year.
   In terms of the portfolio's fixed-income holdings, treasury and high-quality mortgage-related government agency debt securities, particularly Fannie Mae debentures, performed well. The Portfolio's holdings of intermediate and long-term Treasuries benefited performance, as demand for longer-term bonds remained strong amidst a favorable inflation outlook, and the likelihood of interest rate volatility in the near term seems confined to the short end of the yield curve.



1. Past performance does not guarantee future results. The Portfolio's performance is compared to the S&P 500 and the Merrill Lynch Corporate and Government Master Index. For more information on these indices, please see "Comparing the Portfolio's Performance to the Market" on page 4.




                           2 | TOTAL RETURN PORTFOLIO

   From a broader perspective, our equity investment strategy employs valuation techniques and models to rank stocks within the S&P 500 Index, based on their relative attractiveness. We attempt to manage risk and maximize total return potential by selectively emphasizing the most promising holdings and underweighting or selling the least attractive, while maintaining sector neutrality versus our benchmark. We believe adhering to this disciplined investment strategy will enable us to deliver favorable, consistent long-term return potential.
   While we are not in the business of making market projections, looking ahead, we would be happy with a relatively flat, rational market next year. Our models would then most likely have much less volatility to contend with. We are optimistic that the portfolio's slight bias toward value-oriented stocks will offer us a marginal advantage, as valuations become even more of a primary concern for investors. In terms of our security ranking and selection, we continue to focus on the fundamental issues driving our models--earnings, cash flows, forecasted growth rates, revenue projections, etc., rather than on macro issues. This steadfast commitment to a disciplined investment strategy and to the highest standards of research should help us to weather all types of market conditions and deliver consistent, long-term performance. This philosophy, coupled with our strict investment discipline, is what helps make Total Return Portfolio a viable investment choice for the well-diversified investor and part of The Right Way to Invest.





In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Portfolio's performance may be subject to fluctuations, and current performance may be less than the results shown.

The Portfolio's investments are subject to change. The Portfolio's investment strategy and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.




                           3 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE


Management's Discussion of Portfolio Performance. For the 12-month period that ended December 31, 2002, challenging conditions and volatility continued as stocks suffered their third consecutive year of declines. A brief rally in the fourth quarter helped bolster returns and middle-cap names within the S&P 500 fared the best. Overall, Treasury and high-quality government agency securities remained investors' vehicles of choice. Despite generally satisfactory relative performance for the first half of the Portfolio's fiscal year, performance lagged that of the benchmark for the year. Since the Portfolio maintains a sector-neutral stance, with exposure to all industry sectors, we were unable to completely avoid the most poorly performing segments of the S&P 500, such as utilities and technology (on a weighted excess return basis). This exposure significantly detracted from performance. On a positive note, we added to performance through our individual stock selection. Our underweighted exposure to capital goods stocks, which performed poorly this period, helped, as did our buy and sell decisions in regard to select financial services stocks, where we harvested gains for the portfolio. In general, we enjoyed modest gains in the fourth quarter, when the broad equity markets rallied substantially. The Portfolio's holdings, strategy and management are subject to change.
Comparing the Portfolio's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
   The Portfolio's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities.
   Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Portfolios performance reflects the effects of Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


                           4 | TOTAL RETURN PORTFOLIO

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

          Panorama Series Fund, Inc.                                          Merrill Lynch Corporate and
           --Total Return Portfolio               S&P 500 Index                 Government Master Index
12/31/92           10,000                           $10,000                            $10,000
3/31/93            10,577                           $10,436                            $10,464
6/30/93            10,962                           $10,486                            $10,770
9/30/93            11,487                           $10,757                            $11,139
12/31/93           11,628                           $11,006                            $11,106
3/31/94            11,346                           $10,589                            $10,780
6/30/94            11,135                           $10,633                            $10,650
9/30/94            11,485                           $11,152                            $10,697
12/31/94           11,399                           $11,150                            $10,743
3/31/95            12,154                           $12,235                            $11,267
6/30/95            12,985                           $13,401                            $11,996
9/30/95            13,601                           $14,465                            $12,217
12/31/95           14,211                           $15,335                            $12,782
3/31/96            14,454                           $16,158                            $12,500
6/30/96            14,587                           $16,883                            $12,553
9/30/96            14,915                           $17,405                            $12,770
12/31/96           15,652                           $18,854                            $13,162
3/31/97            15,620                           $19,361                            $13,059
6/30/97            17,108                           $22,737                            $13,530
9/30/97            18,503                           $24,440                            $14,004
12/31/97           18,596                           $25,142                            $14,449
3/31/98            19,650                           $28,647                            $14,679
6/30/98            19,650                           $29,598                            $15,062
9/30/98            18,355                           $26,660                            $15,790
12/31/98           20,622                           $32,332                            $15,826
3/31/99            20,305                           $33,943                            $15,636
6/30/99            20,885                           $36,331                            $15,470
9/30/99            19,493                           $34,068                            $15,556
12/31/99           20,305                           $39,133                            $15,501
3/31/00            20,478                           $40,029                            $15,927
6/30/00            20,615                           $38,966                            $16,141
9/30/00            20,615                           $38,588                            $16,602
12/31/00           19,795                           $35,571                            $17,353
3/31/01            18,279                           $31,357                            $17,896
6/30/01            19,135                           $33,190                            $17,929
9/30/01            17,279                           $28,321                            $18,829
12/31/01           18,421                           $31,347                            $18,815
3/31/02            18,264                           $31,433                            $18,701
6/30/02            16,791                           $27,224                            $19,404
9/30/02            14,876                           $22,524                            $20,545
12/31/02           15,760                           $24,421                            $20,874


Average Annual Total Returns of Class A Shares of the Portfolio at 12/31/02 1-Year -14.45% 5-Year -3.26% 10-Year 4.65%




Because of ongoing market volatility, the Portfolio's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Portfolio's performance, please call us at
1.800.981.2871. Past performance is not predictive of future performance.
The inception date of the Portfolio was 9/30/82. The performance information in the graph for both indices begins on 12/31/92. Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Portfolio. Such performance would have been lower if such charges were taken into account. Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.



                           5 | TOTAL RETURN PORTFOLIO

                                                            Financial Statements
                                                                      Pages 7-21




                           6 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2002


                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Common Stocks--61.3%
-----------------------------------------------------------------
 Consumer Discretionary--8.6%
-----------------------------------------------------------------
 Auto Components--0.7%
 Dana Corp.                              47,200   $     555,072
-----------------------------------------------------------------
 Johnson Controls, Inc.                  21,500       1,723,655
                                                  ---------------
                                                      2,278,727

-----------------------------------------------------------------
 Automobiles--0.8%
 General Motors Corp.                    65,900       2,429,074
-----------------------------------------------------------------
 Hotels, Restaurants & Leisure--0.8%
 Carnival Corp.                          34,000         848,300
-----------------------------------------------------------------
 Harrah's Entertainment, Inc. 1          40,600       1,607,760
                                                  ---------------
                                                      2,456,060

-----------------------------------------------------------------
 Household Durables--1.2%
 Black & Decker Corp.                    22,700         973,603
-----------------------------------------------------------------
 Leggett & Platt, Inc.                   42,300         949,212
-----------------------------------------------------------------
 Pulte Homes, Inc.                       13,800         660,606
-----------------------------------------------------------------
 Whirlpool Corp.                         20,000       1,044,400
                                                  ---------------
                                                      3,627,821

-----------------------------------------------------------------
 Media--1.1%
 AOL Time Warner, Inc. 1                 37,000         484,700
-----------------------------------------------------------------
 Viacom, Inc., Cl. B 1                   71,500       2,914,340
                                                  ---------------
                                                      3,399,040

-----------------------------------------------------------------
 Multiline Retail--2.4%
 Federated Department Stores, Inc. 1     54,000       1,553,040
-----------------------------------------------------------------
 Kohl's Corp. 1                          28,900       1,616,955
-----------------------------------------------------------------
 May Department Stores Co.               29,800         684,804
-----------------------------------------------------------------
 Target Corp.                            66,800       2,004,000
-----------------------------------------------------------------
 Wal-Mart Stores, Inc.                   30,000       1,515,300
                                                  ---------------
                                                      7,374,099

-----------------------------------------------------------------
 Specialty Retail--1.6%
 AutoZone, Inc. 1                        15,400       1,088,010
-----------------------------------------------------------------
 Limited Brands, Inc.                    58,900         820,477
-----------------------------------------------------------------
 Lowe's Cos., Inc.                       53,600       2,010,000
-----------------------------------------------------------------
 Sherwin-Williams Co.                    44,600       1,259,950
                                                  ---------------
                                                      5,178,437

-----------------------------------------------------------------
 Consumer Staples--3.7%
-----------------------------------------------------------------
 Beverages--1.3%
 Adolph Coors Co., Cl. B                 18,200       1,114,750
-----------------------------------------------------------------
 Coca-Cola Co. (The)                     68,800       3,014,816
                                                  ---------------
                                                      4,129,566

-----------------------------------------------------------------
 Household Products--1.7%
 Colgate-Palmolive Co.                   37,800       1,981,854
-----------------------------------------------------------------
 Procter & Gamble Corp. (The)            40,000       3,437,600
                                                  ---------------
                                                      5,419,454


                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Personal Products--0.7%
 Gillette Co.                            65,500    $  1,988,580
-----------------------------------------------------------------
 Energy--6.7%
-----------------------------------------------------------------
 Energy Equipment & Services--0.5%
 Transocean, Inc.                        72,300       1,677,360
-----------------------------------------------------------------
 Oil & Gas--6.2%
 Anadarko Petroleum Corp.                41,700       1,997,430
-----------------------------------------------------------------
 Apache Corp.                            34,210       1,949,628
-----------------------------------------------------------------
 ChevronTexaco Corp.                     57,800       3,842,544
-----------------------------------------------------------------
 ConocoPhillips                          19,100         924,249
-----------------------------------------------------------------
 Devon Energy Corp.                      42,700       1,959,930
-----------------------------------------------------------------
 Exxon Mobil Corp.                      194,600       6,799,324
-----------------------------------------------------------------
 Marathon Oil Corp.                      89,000       1,894,810
                                                  ---------------
                                                     19,367,915

-----------------------------------------------------------------
 Financials--16.0%
-----------------------------------------------------------------
 Banks--5.0%
 Bank of America Corp.                   29,500       2,052,315
-----------------------------------------------------------------
 BB&T Corp.                              60,000       2,219,400
-----------------------------------------------------------------
 Comerica, Inc.                          44,500       1,924,180
-----------------------------------------------------------------
 FleetBoston Financial Corp.            112,600       2,736,180
-----------------------------------------------------------------
 PNC Financial Services Group            32,900       1,378,510
-----------------------------------------------------------------
 SouthTrust Corp.                        55,300       1,374,205
-----------------------------------------------------------------
 Wachovia Corp.                          82,900       3,020,876
-----------------------------------------------------------------
 Wells Fargo Co.                         21,900       1,026,453
                                                  ---------------
                                                     15,732,119

-----------------------------------------------------------------
 Diversified Financials--5.6%
 Capital One Financial Corp.             60,600       1,801,032
-----------------------------------------------------------------
 Citigroup, Inc.                        172,200       6,059,718
-----------------------------------------------------------------
 Freddie Mac                             12,300         726,315
-----------------------------------------------------------------
 J.P. Morgan Chase & Co.                179,500       4,308,000
-----------------------------------------------------------------
 MBNA Corp.                              97,500       1,854,450
-----------------------------------------------------------------
 Moody's Corp.                           30,100       1,242,829
-----------------------------------------------------------------
 Morgan Stanley                          37,900       1,512,968
                                                  ---------------
                                                     17,505,312

-----------------------------------------------------------------
 Insurance--5.4%
 ACE Ltd.                                34,700       1,018,098
-----------------------------------------------------------------
 AFLAC, Inc.                             37,300       1,123,476
-----------------------------------------------------------------
 Allstate Corp.                          50,400       1,864,296
-----------------------------------------------------------------
 AMBAC Financial Group, Inc.              8,900         500,536
-----------------------------------------------------------------
 American International Group, Inc.      62,400       3,609,840
-----------------------------------------------------------------
 Cincinnati Financial Corp.              38,200       1,434,410
-----------------------------------------------------------------
 Jefferson-Pilot Corp.                   32,000       1,219,520
-----------------------------------------------------------------
 Lincoln National Corp.                  50,700       1,601,106
-----------------------------------------------------------------
 MBIA, Inc.                              40,200       1,763,172
-----------------------------------------------------------------
 MGIC Investment Corp.                   29,700       1,226,610



                           7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Insurance Continued
 Torchmark Corp.                         37,300   $   1,362,569
                                                  ---------------
                                                     16,723,633

-----------------------------------------------------------------
 Health Care--4.5%
-----------------------------------------------------------------
 Biotechnology--0.8%
 Wyeth                                   68,200       2,550,680
-----------------------------------------------------------------
 Health Care Providers & Services--1.5%
 Aetna, Inc.                             12,000         493,440
-----------------------------------------------------------------
 Cardinal Health, Inc.                    4,100         242,679
-----------------------------------------------------------------
 Cigna Corp.                             23,400         962,208
-----------------------------------------------------------------
 Humana, Inc. 1                          65,500         655,000
-----------------------------------------------------------------
 Quintiles Transnational Corp. 1         84,300       1,020,030
-----------------------------------------------------------------
 UnitedHealth Group, Inc.                13,400       1,118,900
                                                  ---------------
                                                      4,492,257

-----------------------------------------------------------------
 Pharmaceuticals--2.2%
 Forest Laboratories, Inc. 1             16,200       1,591,164
-----------------------------------------------------------------
 Merck & Co., Inc.                       17,700       1,001,997
-----------------------------------------------------------------
 Pfizer, Inc.                           141,875       4,337,118
                                                  ---------------
                                                      6,930,279

-----------------------------------------------------------------
 Industrials--5.1%
-----------------------------------------------------------------
 Aerospace & Defense--1.0%
 United Technologies Corp.               48,700       3,016,478
-----------------------------------------------------------------
 Commercial Services & Supplies--1.1%
 Apollo Group, Inc., Cl. A 1             13,300         585,200
-----------------------------------------------------------------
 Donnelley (R.R.) & Sons Co.             34,300         746,711
-----------------------------------------------------------------
 First Data Corp.                        57,200       2,025,452
                                                  ---------------
                                                      3,357,363

-----------------------------------------------------------------
 Electrical Equipment--1.2%
 Emerson Electric Co.                    45,300       2,303,505
-----------------------------------------------------------------
 Rockwell Automation, Inc.               69,300       1,435,203
                                                  ---------------
                                                      3,738,708

-----------------------------------------------------------------
 Industrial Conglomerates--1.2%
 3M Co.                                  19,500       2,404,350
-----------------------------------------------------------------
 General Electric Co.                    52,600       1,280,810
                                                  ---------------
                                                      3,685,160

-----------------------------------------------------------------
 Machinery--0.6%
 Ingersoll-Rand Co., Cl. A               46,900       2,019,514
-----------------------------------------------------------------
 Information Technology--7.1%
-----------------------------------------------------------------
 Communications Equipment--1.1%
 Cisco Systems, Inc. 1                  174,400       2,284,640
-----------------------------------------------------------------
 Motorola, Inc.                         129,400       1,119,310
                                                  ---------------
                                                      3,403,950


                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Computers & Peripherals--2.0%
 Hewlett-Packard Co.                    101,300   $   1,758,568
-----------------------------------------------------------------
 International Business Machines Corp.   33,100       2,565,250
-----------------------------------------------------------------
 Lexmark International, Inc., Cl. A 1    17,800       1,076,900
-----------------------------------------------------------------
 NCR Corp. 1                             34,000         807,160
                                                  ---------------
                                                      6,207,878

-----------------------------------------------------------------
 IT Consulting & Services--1.0%
 Computer Sciences Corp. 1               40,800       1,405,560
-----------------------------------------------------------------
 Electronic Data Systems Corp.           44,400         818,292
-----------------------------------------------------------------
 Unisys Corp. 1                         106,700       1,056,330
                                                  ---------------
                                                      3,280,182

-----------------------------------------------------------------
 Semiconductor Equipment & Products--1.1%
 Intel Corp.                            100,700       1,567,899
-----------------------------------------------------------------
 Linear Technology Corp.                 32,300         830,756
-----------------------------------------------------------------
 Maxim Integrated Products, Inc.         28,400         938,336
                                                  ---------------
                                                      3,336,991

-----------------------------------------------------------------
 Software--1.9%
 Intuit, Inc. 1                          20,200         947,784
-----------------------------------------------------------------
 Microsoft Corp. 1                       98,300       5,082,110
                                                  ---------------
                                                      6,029,894

-----------------------------------------------------------------
 Materials--2.5%
-----------------------------------------------------------------
 Chemicals--1.3%
 Du Pont (E.I.) de Nemours & Co.         65,700       2,785,680
-----------------------------------------------------------------
 Rohm & Haas Co.                         39,600       1,286,208
                                                  ---------------
                                                      4,071,888

-----------------------------------------------------------------
 Metals & Mining--1.2%
 Alcoa, Inc.                             81,300       1,852,014
-----------------------------------------------------------------
 Allegheny Technologies, Inc.            76,500         476,595
-----------------------------------------------------------------
 United States Steel Corp.               40,800         535,296
-----------------------------------------------------------------
 Worthington Industries, Inc.            66,600       1,014,984
                                                  ---------------
                                                      3,878,889

-----------------------------------------------------------------
 Telecommunication Services--3.3%
-----------------------------------------------------------------
 Diversified Telecommunication Services--2.1%
 CenturyTel, Inc.                        27,300         802,074
-----------------------------------------------------------------
 Citizens Communications Co. 1          144,700       1,526,585
-----------------------------------------------------------------
 SBC Communications, Inc.                48,500       1,314,835
-----------------------------------------------------------------
 Sprint Corp. (Fon Group)               192,900       2,793,192
                                                  ---------------
                                                      6,436,686

-----------------------------------------------------------------
 Wireless Telecommunication Services--1.2%
 AT&T Corp.                              94,100       2,456,951
-----------------------------------------------------------------
 Nextel Communications, Inc., Cl. A 1   116,900       1,350,195
                                                  ---------------
                                                      3,807,146





                           8 | TOTAL RETURN PORTFOLIO

                                                   Market Value
                                         Shares      See Note 1
-----------------------------------------------------------------
 Utilities--3.8%
-----------------------------------------------------------------
 Electric Utilities--2.8%
 American Electric Power Co., Inc.       48,200   $   1,317,306
-----------------------------------------------------------------
 DTE Energy Co.                          47,400       2,199,360
-----------------------------------------------------------------
 Exelon Corp.                            49,100       2,591,007
-----------------------------------------------------------------
 PPL Corp.                               42,600       1,477,368
-----------------------------------------------------------------
 Progress Energy, Inc.                   27,500       1,192,125
                                                  ---------------
                                                      8,777,166

-----------------------------------------------------------------
 Gas Utilities--1.0%
 KeySpan Corp.                           48,000       1,691,520
-----------------------------------------------------------------
 Sempra Energy                           62,600       1,480,490
                                                  ---------------
                                                      3,172,010
                                                  ---------------
 Total Common Stocks (Cost $224,250,633)            191,480,316

                                      Principal
                                         Amount
-----------------------------------------------------------------
 Asset-Backed Securities--6.7%
 Capital Auto Receivables Asset Trust,
 Automobile Mtg.-Backed Nts.,
 Series 2002-4, Cl. A2B,
 1.74%, 1/17/05 2                  $  1,480,000       1,482,201
-----------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc.,
 Home Equity Collateralized Mtg.
 Obligations, Series 2002-1,
 Cl. AF1, 2.474%, 9/25/32 2             706,851         708,828
-----------------------------------------------------------------
 Daimler Chrysler Auto Trust,
 Automobile Loan Pass-Through
 Certificates, Series 2002-B,
 Cl. A2, 2.20%, 4/6/05                  890,000         893,705
-----------------------------------------------------------------
 Ford Credit Auto Owner Trust,
 Automobile Loan Certificates,
 Series 2002-D, Cl. A2A,
 2.10%, 3/15/05                       1,620,000       1,626,443
-----------------------------------------------------------------
 Harley-Davidson Motorcycle Trust,
 Motorcycle Receivable Nts., Series
 2002-2, Cl. A1, 1.91%, 4/16/07         824,440         826,833
-----------------------------------------------------------------
 Honda Auto Receivables Owner Trust,
 Automobile Mtg. Obligations,
 Series 2002-3, Cl. A2,
 2.26%, 12/18/04                      1,120,000       1,125,485
-----------------------------------------------------------------
 Honda Auto Receivables Owner Trust,
 Automobile Receivables Obligations,
 Series 2002-4, Cl. A2, 1.66%, 6/15/05  710,000         710,598
-----------------------------------------------------------------
 Household Automotive Trust,
 Automobile Loan Certificates,
 Series 2002-2, Cl. A2,
 2.15%, 12/19/05                        810,000         813,889
-----------------------------------------------------------------
 Litigation Settlement Monetized Fee
 Trust, Asset-Backed Certificates,
 Series 2001-1A, Cl. A1,
 8.33%, 4/25/31 2                     1,735,027       1,828,372
-----------------------------------------------------------------
 M&I Auto Loan Trust, Automobile
 Loan Certificates, Series
 2002-1, Cl. A2, 1.95%, 7/20/05         530,000         531,684
-----------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail
 Installment Contracts, Series
 2002-A, Cl. A2, 1.59%, 5/16/05 2,3     760,000         760,745


                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Asset-Backed Securities Continued
 Nissan Auto Lease Trust, Auto Lease
 Obligations, Series 2002-A,
 Cl. A2, 1.86%, 11/15/04 2          $ 1,320,000   $   1,320,000
-----------------------------------------------------------------
 Nissan Auto Receivables Owner
 Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2,
 1.94%, 9/15/04 2                     1,170,000       1,173,033
-----------------------------------------------------------------
 Norse CBO Ltd., Collateralized Bond
 Obligations, Series 1A, Cl. A3,
 6.515%, 8/13/10 2                    3,694,363       3,694,363
-----------------------------------------------------------------
 Salomon Smith Barney Auto Loan Trust,
 Asset-Backed Auto Loan Obligations,
 Series 2002-1, Cl. A2,
 1.83%, 9/15/05 2                       990,000         986,288
-----------------------------------------------------------------
 USAA Auto Owner Trust, Automobile
 Loan Asset-Backed Certificates,
 Series 2002-1, Cl. A2, 1.95%, 3/15/05  370,000         371,098
-----------------------------------------------------------------
 Volkswagen Auto Lease Trust,
 Automobile Lease Asset-Backed
 Securities, Series 2002-A,
 Cl. A2, 1.77%, 2/20/05               1,290,000       1,291,161
-----------------------------------------------------------------
 Whole Auto Loan Trust, Auto Loans
 Receivables, Series 2002-1, Cl. A2,
 1.88%, 6/15/05                         860,000         861,209
                                                  ---------------
 Total Asset-Backed Securities
 (Cost $20,879,283)                                  21,005,935

-----------------------------------------------------------------
 Mortgage-Backed Obligations--19.9%
 Federal Home Loan Mortgage Corp.,
 Gtd. Mtg. Pass-Through
 Participation Certificates:
 8%, 4/1/16                             962,947       1,042,647
 9%, 8/1/22-5/1/25                      237,277         264,489
-----------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Home Equity Loan Structured
 Pass-Through Certificates, Series
 HOO2, Cl. A2, 1.861%, 12/15/06         990,000         985,437
-----------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 2/25/33 4                        6,440,000       6,657,350
 6.50%, 4/1/24-3/1/26                   958,414       1,002,773
 6.50%, 1/25/33 4                    15,837,000      16,490,276
 7%, 2/25/22                          3,195,026       3,392,826
 7%, 1/25/33 4                       13,263,000      13,951,018
 7.50%, 5/1/07-12/1/08                  320,877         340,726
 8%, 3/1/17-6/1/17                       61,601          67,319
-----------------------------------------------------------------
 Federal National Mortgage Assn.,
 Interest-Only Stripped Mtg.-Backed
 Security, Trust 1993-223, Cl.
 PM, 6.50%, 10/25/23 5                1,371,117         144,790
-----------------------------------------------------------------
 GE Capital Mortgage Services, Inc.,
 Collateralized Mtg. Obligations,
 Series 1999-2, Cl. A3,
 6.50%, 4/25/29                       2,500,000       2,591,648



                           9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Mortgage-Backed Obligations Continued
 Government National Mortgage Assn.:
 7%, 11/15/08-1/15/24               $   668,763   $     716,347
 7.50%, 1/15/09-6/15/24               1,549,914       1,669,004
 8%, 5/15/17                            264,974         290,951
 8.50%, 8/15/17-12/15/17                269,087         297,711
-----------------------------------------------------------------
 Granite Mortgages plc, Mtg.-Backed
 Obligations, Series 2002-2, Cl.
 1A1, 1.929%, 1/21/17 3                 810,000         810,000
-----------------------------------------------------------------
 Morgan Stanley Capital I, Inc.,
 Commercial Mtg. Pass-Through
 Certificates, Series 1996-WF1,
 Cl. A2, 7.339%, 11/15/28 3,6           998,232       1,027,064
-----------------------------------------------------------------
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 1999-16, Cl. A3, 6%, 6/25/29  2,000,000       2,026,730
 Series 1999-18, Cl. A2, 6%, 7/25/29  4,000,000       4,117,566
-----------------------------------------------------------------
 Residential Funding Mortgage
 Securities I, Inc., Mtg. Pass-Through
 Certificates, Series 1998-S4, Cl.
 M1, 6.50%, 2/25/13                   1,622,616       1,668,411
-----------------------------------------------------------------
 Washington Mutual Mortgage Securities
 Corp., Collateralized Mtg. Obligations,
 Pass-Through Certificates:
 Series 2002-AR10, Cl. A1,
 2.359%, 10/25/32 2,3                   493,517         494,316
 Series 2002-AR15, Cl. A1,
 2.26%, 12/25/32 2                      848,487         850,822
 Series 2002-AR19, Cl. A-1,
 1.771%, 1/25/33                      1,190,000       1,190,000
                                                  ---------------
 Total Mortgage-Backed Obligations
 (Cost $60,701,478)                                  62,090,221

-----------------------------------------------------------------
 U.S. Government Obligations--3.2%
 Federal Home Loan Mortgage
 Corp. Unsec. Nts., 5.50%, 7/15/06    1,400,000       1,540,214
-----------------------------------------------------------------
 Federal National Mortgage Assn.
 Unsec. Nts., 7.25%, 1/15/10-5/15/30  3,500,000       4,346,888
-----------------------------------------------------------------
 U.S. Treasury Bonds, 5.375%, 2/15/31 1,223,000       1,333,644
-----------------------------------------------------------------
 U.S. Treasury Nts., 4%, 11/15/12     2,867,000       2,908,440
                                                  ---------------
 Total U.S. Government Obligations
 (Cost $9,923,202)                                   10,129,186

-----------------------------------------------------------------
 Foreign Government Obligations--0.1%
 United Mexican States Nts.,
 7.50%, 1/14/12 (Cost $303,288)         300,000         321,750

-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--19.8%
 ABN Amro NA Holding Capital
 NV, 6.473% Bonds, 12/29/49 6           290,000         297,994
-----------------------------------------------------------------
 Albertson's, Inc., 7.45%
 Unsec. Debs., 8/1/29                   280,000         310,183



                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 American International Group,
 Inc./SunAmerica Global
 Financing VI, 6.30% Sr. Sec.
 Nts., 5/10/11 6                    $   430,000    $    474,733
-----------------------------------------------------------------
 Anthem, Inc., 6.80% Unsec.
 Unsub. Bonds, 8/1/12                   450,000         490,517
-----------------------------------------------------------------
 AOL Time Warner, Inc.,
 6.875% Nts., 5/1/12                    415,000         439,191
-----------------------------------------------------------------
 AT&T Corp.:
 6.375% Nts., 3/15/04 3               2,000,000       2,050,732
 8.50% Sr. Nts., 11/15/31 3             250,000         276,505
-----------------------------------------------------------------
 AT&T Wireless Services, Inc.,
 7.50% Sr. Unsec. Nts., 5/1/07          710,000         732,103
-----------------------------------------------------------------
 AXA Group, 8.60%
 Unsec. Sub. Nts., 12/15/30             520,000         596,078
-----------------------------------------------------------------
 Boeing Capital Corp., 5.65%
 Sr. Unsec. Nts., 5/15/06               550,000         576,740
-----------------------------------------------------------------
 Bristol-Myers Squibb Co.,
 5.75% Nts., 10/1/11                    570,000         608,014
-----------------------------------------------------------------
 Burlington Northern Santa Fe Corp.,
 5.90% Sr. Nts., 7/1/12                 430,000         467,239
-----------------------------------------------------------------
 Cardinal Health, Inc.,
 4.45% Nts., 6/30/05                    430,000         451,616
-----------------------------------------------------------------
 CIT Group, Inc., 7.75%
 Sr. Unsec. Unsub. Nts., 4/2/12         330,000         371,264
-----------------------------------------------------------------
 Citigroup, Inc., 6.625%
 Unsec. Sub. Nts., 6/15/32            1,320,000       1,445,970
-----------------------------------------------------------------
 Citizens Communications Co.,
 9.25% Sr. Nts., 5/15/11                325,000         387,780
-----------------------------------------------------------------
 Cleveland Electric Illumination,
 Inc., 6.86% First Mtg. Nts., 10/1/08 4,000,000       4,324,640
-----------------------------------------------------------------
 Colorado Interstate Gas Corp.,
 10% Sr. Debs., 6/15/05                 455,000         450,736
-----------------------------------------------------------------
 Columbia Gas System, Inc.,
 6.80% Nts., Series C, 11/28/05       2,000,000       2,074,448
-----------------------------------------------------------------
 Cox Communications, Inc.,
 7.125% Nts., 10/1/12                   375,000         417,269
-----------------------------------------------------------------
 Credit Suisse First Boston
 (USA), Inc., 6.125% Nts., 11/15/11     565,000         590,522
-----------------------------------------------------------------
 Delphi Corp., 6.55% Nts., 6/15/06      355,000         374,595
-----------------------------------------------------------------
 Deutsche Telekom International
 BV, 8.25% Unsec. Unsub. Nts.,
 6/15/05 3                              560,000         612,716
-----------------------------------------------------------------
 Dime Capital Trust I, 9.33%
 Capital Securities, Series A, 5/6/27   950,000       1,083,429
-----------------------------------------------------------------
 Dominion Resources, Inc.,
 8.125% Sr. Unsub. Nts., 6/15/10        365,000         425,370
-----------------------------------------------------------------
 Donohue Forest Products, Inc.,
 7.625% Gtd. Sr. Nts., 5/15/07        2,500,000       2,657,928
-----------------------------------------------------------------
 Duke Energy Corp., 5.625%
 Nts., 11/30/12                         245,000         244,967



                          10 | TOTAL RETURN PORTFOLIO

                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 El Paso Electric Co., 8.25% First
 Mtg. Bonds, Series C, 2/1/03       $ 3,278,000   $   3,285,310
-----------------------------------------------------------------
 EOP Operating LP, 7.75%
 Unsec. Nts., 11/15/07                  390,000         442,778
-----------------------------------------------------------------
 Farmers Insurance Exchange,
 8.625% Nts., 5/1/24 6                1,100,000         826,175
-----------------------------------------------------------------
 Federated Department Stores,
 Inc., 6.30% Sr. Nts., 4/1/09           590,000         630,355
-----------------------------------------------------------------
 FirstEnergy Corp., 7.375%
 Sr. Unsub. Nts., Series C, 11/15/31    640,000         622,582
-----------------------------------------------------------------
 Ford Motor Co., 7.45% Bonds,
 7/16/31                              1,020,000         889,653
-----------------------------------------------------------------
 France Telecom SA:
 8.70% Sr. Unsec. Nts., 3/1/06 3        305,000         334,211
 9.25% Sr. Unsec. Nts., 3/1/11          245,000         283,787
-----------------------------------------------------------------
 General Electric Capital Corp.,
 6% Nts., 6/15/12                       775,000         838,268
-----------------------------------------------------------------
 General Motors Acceptance Corp.:
 6.875% Unsec. Unsub. Nts., 8/28/12     830,000         819,594
 7% Auto Loan Nts., 2/1/12              780,000         784,606
-----------------------------------------------------------------
 Goldman Sachs Group, Inc. (The),
 6.60% Sr. Unsec. Nts., 1/15/12         320,000         354,207
-----------------------------------------------------------------
 GTE North, Inc., 6.73% Debs.,
 Series G, 2/15/28                      305,000         324,862
-----------------------------------------------------------------
 Hertz Corp. (The), 7.625%
 Sr. Nts., 6/1/12                     1,200,000       1,147,317
-----------------------------------------------------------------
 Household Finance Corp.,
 7% Nts., 5/15/12                       555,000         608,942
-----------------------------------------------------------------
 J.P. Morgan Chase & Co., 6.625%
 Sub. Nts., 3/15/12                     315,000         341,995
-----------------------------------------------------------------
 John Hancock Global Funding II:
 5% Nts., 7/27/07 6                     445,000         466,781
 7.90% Nts., 7/2/10 6                   275,000         323,070
-----------------------------------------------------------------
 Kinder Morgan, Inc., 6.50%
 Nts., 9/1/12 6                         365,000         382,135
-----------------------------------------------------------------
 Kroger Co. (The), 6.75% Nts., 4/15/12  285,000         315,934
-----------------------------------------------------------------
 Lockheed Martin Corp.,
 8.20% Nts., 12/1/09                    440,000         544,499
-----------------------------------------------------------------
 MBNA America Bank NA,
 6.625% Sub. Nts., 6/15/12              500,000         509,835
-----------------------------------------------------------------
 Metropolitan Life Global
 Funding I, 4.75% Nts., 6/20/07         650,000         684,253
-----------------------------------------------------------------
 MidAmerican Energy Holdings
 Co., 5.875% Sr. Nts., 10/1/12 6        655,000         665,217
-----------------------------------------------------------------
 Morgan Stanley, 6.60% Nts., 4/1/12     430,000         477,413
-----------------------------------------------------------------
 Nationwide CSN Trust,
 9.875% Sec. Nts., 2/15/25 6          1,000,000       1,087,433
-----------------------------------------------------------------
 Nationwide Financial
 Services, Inc., 5.90% Nts., 7/1/12     345,000         352,405
 -----------------------------------------------------------------
 New England Telephone &
 Telegraph Co., 7.875% Debs., 11/15/29  220,000         265,767



                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 News America Holdings, Inc.,
 7.75% Sr. Unsec. Debs., 12/1/45     $  946,000      $  932,563
-----------------------------------------------------------------
 NiSource Finance Corp.,
 7.875% Sr. Unsec. Nts., 11/15/10       475,000         522,811
-----------------------------------------------------------------
 Petroleos Mexicanos, 9.50%
 Sr. Sub. Nts., 9/15/27                 200,000         224,500
-----------------------------------------------------------------
 Pharmacia Corp., 6.60%
 Sr. Unsec. Nts., 12/1/28               195,000         221,043
-----------------------------------------------------------------
 PHH Corp., 8.125% Nts., 2/3/03 2,7   4,000,000       4,010,104
-----------------------------------------------------------------
 Philip Morris Cos., Inc.,
 7.25% Nts., 1/15/03                  1,025,000       1,026,106
-----------------------------------------------------------------
 Progress Energy, Inc.,
 7.10% Nts., 3/1/11                     410,000         452,708
-----------------------------------------------------------------
 Prudential Holdings LLC,
 8.695% Bonds, Series C, 12/18/23 6     490,000         568,741
-----------------------------------------------------------------
 Prudential Insurance Co.
 of America, 8.30% Nts., 7/1/25 6       700,000         784,458
-----------------------------------------------------------------
 Pulte Corp., 8.125%
 Sr. Unsec. Nts., 3/1/11                425,000         476,496
-----------------------------------------------------------------
 Raytheon Co., 5.70%
 Sr. Unsec. Nts., 11/1/03               720,000         734,317
-----------------------------------------------------------------
 Reed Elsevier Capital, Inc.,
 6.75% Bonds, 8/1/11                    310,000         350,460
-----------------------------------------------------------------
 Safeway, Inc., 4.80%
 Sr. Unsec. Nts., 7/16/07               450,000         464,747
-----------------------------------------------------------------
 Sears Roebuck Acceptance Corp.:
 6% Unsec. Bonds, 3/20/03               350,000         350,208
 6.90% Nts., 8/1/03                     240,000         242,160
-----------------------------------------------------------------
 Simon DeBartolo Group LP, 6.875%
 Unsec. Nts., 11/15/06                  415,000         451,950
-----------------------------------------------------------------
 Socgen Real Estate LLC, 7.64%
 Bonds, 12/29/49 6                    1,600,000       1,761,798
-----------------------------------------------------------------
 Sprint Capital Corp., 8.75%
 Nts., 3/15/32                          380,000         362,099
-----------------------------------------------------------------
 TCI Communications, Inc., 9.80%
 Sr. Unsec. Debs., 2/1/12               810,000         975,167
-----------------------------------------------------------------
 Union Carbide Corp., 6.25% Nts.,
 6/15/03                                370,000         373,630
-----------------------------------------------------------------
 Union Pacific Corp., 7.60%
 Unsec. Nts., 5/1/05                  2,000,000       2,227,174
-----------------------------------------------------------------
 Viacom, Inc., 7.70% Sr. Unsec.
 Nts., 7/30/10                          365,000         434,276
-----------------------------------------------------------------
 Vornado Realty LP, 5.625%
 Sr. Unsec. Unsub. Nts., 6/15/07        375,000         382,473
-----------------------------------------------------------------
 Walt Disney Co., 6.75%
 Sr. Nts., 3/30/06                      395,000         431,675
-----------------------------------------------------------------
 Waste Management, Inc.:
 7% Sr. Nts., 7/15/28                   105,000         104,195
 7.75% Bonds, 5/15/32 6                 355,000         382,566
-----------------------------------------------------------------
 WellPoint Health Networks,
 Inc., 6.375% Nts., 1/15/12             300,000         326,143



                          11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Continued


                                      Principal    Market Value
                                         Amount      See Note 1
-----------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Wyeth, 5.875% Nts., 3/15/04        $   440,000   $     457,533
                                                  ---------------
 Total Non-Convertible Corporate
 Bonds and Notes (Cost $59,285,329)                  61,874,764

-----------------------------------------------------------------
 Structured Notes--0.9%
 UBS AG, High Grade Credit-Linked Nts.,
 3.065%, 12/10/04 3
 (Cost $2,650,000)                    2,650,000       2,647,350

-----------------------------------------------------------------
 Joint Repurchase Agreements--0.7%
 Undivided interest of 6.86% in joint
 repurchase agreement (Market Value
 $34,023,000) with Zion Bank/Capital
 Markets Group, 1.10%, dated 12/31/02,
 to be repurchased at $2,333,143 on
 1/2/03, collateralized by U.S. Treasury
 Bonds, 1.75%, 12/31/04, with a value of
 $34,713,488 (Cost $2,333,000)        2,333,000       2,333,000

-----------------------------------------------------------------
 Total Investments, at Value
 (Cost $380,326,213)                      112.6%    351,882,522
-----------------------------------------------------------------
 Liabilities in Excess of Other Assets    (12.6)    (39,307,351)
                                     ----------------------------
 Net Assets                               100.0%   $312,575,171
                                     ============================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. When-issued security to be delivered and settled after December 31, 2002.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $144,790 or 0.05% of the Portfolio's net assets as of December 31, 2002.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $9,048,165 or 2.89% of the Portfolio's net assets as of December 31, 2002.
7. Securities with an aggregate market value of $3,007,578 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.



                          12 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2002


------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $380,326,213)--see accompanying statement              $351,882,522
------------------------------------------------------------------------------------------------
Cash                                                                                          3
------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                      1,929,890
Interest, dividends and principal paydowns                                            1,766,642
Daily variation on futures contracts                                                     26,266
Shares of capital stock sold                                                                158
Other                                                                                     5,985
                                                                                   -------------
Total assets                                                                        355,611,466

------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased (including $36,976,125 purchased on a when-issued basis)       42,752,049
Shares of capital stock redeemed                                                        233,343
Shareholder reports                                                                      32,899
Directors' compensation                                                                   1,216
Transfer and shareholder servicing agent fees                                               433
Other                                                                                    16,355
                                                                                   -------------
Total liabilities                                                                    43,036,295

------------------------------------------------------------------------------------------------
Net Assets                                                                         $312,575,171
                                                                                   =============

------------------------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of capital stock                                               $    291,947
------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          488,711,660
------------------------------------------------------------------------------------------------
Undistributed net investment income                                                  10,290,597
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                           (157,961,263)
------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                          (28,757,770)
                                                                                   -------------
Net Assets--applicable to 291,947,159 shares of capital stock outstanding          $312,575,171
                                                                                   =============

------------------------------------------------------------------------------------------------
Net Asset Value, Redemption Price Per Share and Offering Price Per Share                  $1.07




See accompanying Notes to Financial Statements.




                          13 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002


--------------------------------------------------------------------------------
Investment Income
Interest                                                           $  8,247,855
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $20,352)               4,529,049
                                                                  --------------
Total investment income                                              12,776,904

--------------------------------------------------------------------------------
Expenses
Management fees                                                       2,315,755
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,430
--------------------------------------------------------------------------------
Shareholder reports                                                      47,945
--------------------------------------------------------------------------------
Accounting service fees                                                  15,000
--------------------------------------------------------------------------------
Custodian fees and expenses                                              12,632
--------------------------------------------------------------------------------
Directors' compensation                                                   9,218
--------------------------------------------------------------------------------
Other                                                                    32,921
                                                                  --------------
Total expenses                                                        2,443,901
Less reduction to custodian expenses                                       (775)
                                                                  --------------
Net expenses                                                          2,443,126

--------------------------------------------------------------------------------
Net Investment Income                                                10,333,778

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                         (70,192,378)
Closing of futures contracts                                           (146,374)
                                                                  --------------
Net realized loss                                                   (70,338,752)
--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  1,155,174
                                                                  --------------
Net realized and unrealized loss                                    (69,183,578)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(58,849,800)
                                                                  ==============




See accompanying Notes to Financial Statements.


                          14 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                          2002          2001
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $ 10,333,778  $ 11,849,610
----------------------------------------------------------------------------------------------------
Net realized loss                                                         (70,338,752)  (49,479,431)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        1,155,174    (5,070,834)
                                                                         ---------------------------
Net decrease in net assets resulting from operations                      (58,849,800)  (42,700,655)

----------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                      (13,188,688)  (23,459,957)

----------------------------------------------------------------------------------------------------
Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions      (61,627,752)  (93,718,070)

----------------------------------------------------------------------------------------------------
Net Assets
Total decrease                                                           (133,666,240) (159,878,682)
----------------------------------------------------------------------------------------------------
Beginning of period                                                       446,241,411   606,120,093
                                                                         ---------------------------
End of period [including undistributed net investment income
of $10,290,597 and $13,131,027, respectively]                            $312,575,171  $446,241,411
                                                                         ===========================



See accompanying Notes to Financial Statements.




                          15 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


Year Ended December 31                                          2002        2001        2000      1999      1998
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                           $1.29       $1.45       $1.75     $1.91     $2.00
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .04         .04         .07       .07       .06
Net realized and unrealized gain (loss)                         (.22)       (.14)       (.10)     (.10)      .14
                                                              -----------------------------------------------------
Total from investment operations                                (.18)       (.10)       (.03)     (.03)      .20
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.04)       (.06)       (.08)     (.06)     (.07)
Distributions from net realized gain                              --          --        (.19)     (.07)     (.22)
                                                              -----------------------------------------------------
Total dividends and/or distributions to shareholders            (.04)       (.06)       (.27)     (.13)     (.29)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $1.07       $1.29       $1.45     $1.75     $1.91
                                                              =====================================================

-------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                            (14.45)%     (6.94)%     (2.51)%   (1.54)%   10.90%

-------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in millions)                         $313        $446        $606    $1,074    $1,344
-------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                $370        $509        $791    $1,230    $1,299
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                           2.79%       2.33%       2.97%     3.27%     3.30%
Expenses                                                        0.66%       0.65%       0.61%     0.55%     0.55% 3
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          149%        108%        123%      113%       93%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.




                          16 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
1. Significant Accounting Policies
Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund,
Inc. (the Company), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.
   The following is a summary of significant accounting policies consistently followed by the Portfolio.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a port folio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Structured Notes. The Portfolio invests in structured notes whose market values and redemption prices are linked to the market value of specific securities.
The structured notes are leveraged, which increases the Portfolio's exposure to changes in prices of the underlying securities and increases the volatility of each note's market value relative to the change in the underlying security prices. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Portfolio records a realized gain or loss when a structured note is sold or matures. As of December 31, 2002, the market value of these securities comprised 0.9% of the Fund's net assets, and resulted in unrealized losses in the current period of $2,650.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Portfolio may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Portfolio maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Portfolio had entered into when-issued purchase commitments of $36,976,125.
   In connection with its ability to purchase securities on a when-issued basis, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Portfolio generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
   Risks to the Portfolio of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.




                          17 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Foreign Currency Translation. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Portfolio, along with other affiliated Funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Federal Taxes. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

As of December 31, 2002, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2008         $ 18,461,536
                              2009           62,949,621
                              2010           70,023,891
                                           ------------
                              Total        $151,435,048
                                           ============

During the fiscal year ended December 31, 2002, the Portfolio did not utilize any capital loss carryforward.
   As of December 31, 2002, the Portfolio had approximately $6,721,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
   The Portfolio adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $14,480. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.


                          18 | TOTAL RETURN PORTFOLIO

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:

                                           Year Ended          Year Ended
                                    December 31, 2002   December 31, 2001
                 ---------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $13,188,688         $23,459,957
                 Long-term capital gain            --                  --
                 Return of capital                 --                  --
                                          -------------------------------
                 Total                    $13,188,688         $23,459,957
                                          ===============================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income        $  10,290,597
                 Accumulated net realized loss               (157,961,263)
                 Net unrealized depreciation                  (28,757,770)
                                                            -------------
                 Total                                      $(176,428,436)
                                                            =============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                      Year Ended December 31, 2002    Year Ended December 31, 2001
                                                       Shares               Amount        Shares            Amount
------------------------------------------------------------------------------------------------------------------
Sold                                                6,640,466         $  7,730,503     8,835,947      $ 11,692,900
Dividends and/or distributions reinvested          10,550,950           13,188,688    18,186,012        23,459,957
Redeemed                                          (72,474,275)         (82,546,943)  (96,915,489)     (128,870,927)
                                                  ----------------------------------------------------------------
Net decrease                                      (55,282,859)        $(61,627,752)  (69,893,530)     $(93,718,070)
                                                  ================================================================


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $548,261,713 and $576,031,610, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $380,445,833 was composed of:

                    Gross unrealized appreciation             $ 11,153,614
                    Gross unrealized depreciation              (39,716,925)
                                                              ------------
                    Net unrealized depreciation               $(28,563,311)
                                                              ============


                          19 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities Continued
The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are
0.625% of the first $600 million of average daily net assets of the Portfolio, and 0.45% of average daily net assets in excess of $600 million.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a $19.75 per account fee.
   Additionally, Portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.
   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.
   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



                          20 | TOTAL RETURN PORTFOLIO

As of December 31, 2002, the Portfolio had outstanding futures contracts as follows:

                                      Expiration   Number of     Valuation as of      Unrealized
         Contract Description              Dates   Contracts   December 31, 2002    Depreciation
         ----------------------------------------------------------------------------------------
         Contracts to Sell
         U.S. Long Bonds                 3/20/03           8          $  901,500       $  16,750
         U.S. Treasury Nts., 2 yr.       3/27/03          17           3,658,188          24,969
         U.S. Treasury Nts., 5 yr.       3/20/03          74           8,380,500         172,860
         U.S. Treasury Nts., 10 yr.      3/20/03          50           5,752,344          99,500
                                                                                       ---------
                                                                                       $ 314,079
                                                                                       =========


--------------------------------------------------------------------------------
6. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was $17,309,072, which represents 5.54% of the Portfolio's net assets.



                          21 | TOTAL RETURN PORTFOLIO

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Total Return Portfolio:
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (which is a series of Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





Deloitte & Touche LLP

Denver, Colorado
January 23, 2003



                          22 | TOTAL RETURN PORTFOLIO

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Portfolio during calendar year 2002. Regulations of the U.S. Treasury Department require the Portfolio to report this information to the Internal Revenue Service.
   Dividends of $0.0393 per share were paid to shareholders on March 15, 2002, all of which was designated as "ordinary income" for federal income tax purposes.
   Dividends paid by the Portfolio during the fiscal year ended December 31, 2002 which are not designated as capital gain distributions should be multiplied by 42.52% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Portfolio to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                          23 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS



--------------------------------------------------------------------------------
Name, Position(s)             Principal Occupation(s) During Past 5 Years;
Held with Portfolio,          Other Trusteeships/Directorships Held by
Length of Service, Age        Director; Number of Portfolios in Fund Complex
                              Currently Overseen by Director

INDEPENDENT                   The address of each Director in the chart below
DIRECTORS                     is 6803 S. Tucson Way, Centennial, CO
                              80112-3924. Each Director serves for an
                              indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,               Formerly, Chief Executive Officer (until August
Chairman and Director         27, 2002) of the Board II Funds, Vice Chairman
(since 1982)                  (until January 2, 2002) of OppenheimerFunds,
Age: 69                       Inc. (the Manager) and President and a director
                              (until 1997) of Centennial Asset Management
                              Corporation (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,         Chairman of the following private mortgage
Director (since 1999)         banking companies: Cherry Creek Mortgage
Age: 65                       Company (since 1991), Centennial State Mortgage
                              Company (since 1994), The El Paso Mortgage
                              Company (since 1993), Transland Financial
                              Services, Inc. (since 1997); Chairman of the following private companies: Great Frontier
                              Insurance (insurance agency) (since 1995) and
                              Ambassador Media Corporation (since 1984); a director of the following public companies:
                              Storage Technology Corporation (computer equipment company) (since 1991), Helmerich &
                              Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of
                              International Family Entertainment (television channel) (1992-1997) and Natec Resources, Inc.
                              (air pollution control equipment and services company) (1991-1995), Frontier Real Estate,
                              Inc. (residential real estate brokerage)
                              (1994-1999), and Frontier Title (title
                              insurance agency) (1995-June 1999); a U.S.
                              Senator (January 1979-January 1991). Oversees
                              41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,               Formerly, Director and President of A.G.
Director (since 1993)         Edwards Capital, Inc. (General Partner of
Age: 71                       private equity funds) (until February 2001);
                              Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (until March
                              2000); Vice Chairman and Director of A.G.
                              Edwards, Inc. and Vice Chairman of A.G. Edwards
                              & Sons, Inc. (its brokerage company subsidiary)
                              (until March 1999); Chairman of A.G. Edwards
                              Trust Company and A.G.E. Asset Management
                              (investment advisor) (until March 1999); and a
                              Director (until March 2000) of A.G. Edwards &
                              Sons and A.G. Edwards Trust Company. Oversees
                              41 portfolios in the OppenheimerFunds complex.

George C. Bowen,              Formerly (until April 1999): Senior Vice
Director (since 1997)         President (from September 1987) and Treasurer
Age: 66                       (from March 1985) of the Manager; Vice
                              President (from June 1983) and Treasurer (since
                              March 1985) of OppenheimerFunds Distributor,
                              Inc. (a subsidiary of the Manager); Senior Vice
                              President (since February 1992), Treasurer
                              (since July 1991) Assistant Secretary and a director (since December 1991) of the Centennial Asset Management Corporation; Vice
                              President (since October 1989) and Treasurer
                              (since April 1986) of HarbourView Asset
                              Management Corporation (an investment advisory subsidiary of the Manager); President,
                              Treasurer and a director (June 1989-January
                              1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager);
                              Vice President and Treasurer (since August
                              1978) and Secretary (since April 1981) of
                              Shareholder Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial Services, Inc. (a transfer agent subsidiary of the Manager);
                              Assistant Treasurer (since March 1998) of
                              Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer (since November
                              1989) of Oppenheimer Partnership Holdings, Inc.
                              (a holding company subsidiary of the Manager);
                              Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management, Inc. (an investment advisory subsidiary of the Manager);
                              Chief Executive Officer and director (since
                              March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                              Treasurer (since October 1997) of
                              OppenheimerFunds International Ltd. and
                              Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager).
                              Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,            A member of The Life Guard of Mount Vernon,
Director (since 1999)         (George Washington's home) (since June 2000).
Age: 64                       Formerly (March 2001-May 2002) Director of
                              Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                              Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                Chairman and Director (since 1998) of Rocky
Director (since 1990)         Mountain Elk Foundation (a not-for-profit
Age: 60                       foundation); and a director (since October
                              1999) of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly
                              Chairman and a director (until October 1996) and President and Chief Executive Officer
                              (until October 1995) of the Manager; President,
                              Chief Executive Officer and a




                          24 | TOTAL RETURN PORTFOLIO

Jon S. Fossel,                director of Oppenheimer Acquisition Corp.,
Continued                     Shareholders Services Inc. and Shareholder
                              Financials Services, Inc. (until October 1995).
                              Oversees 41 portfolios in the OppenheimerFunds complex.

Sam Freedman,                 A trustee or director of other Oppenheimer
Director (since 1996)         funds. Formerly (until October 1994) Mr.
Age: 62                       Freedman held several positions in subsidiary
                              or affiliated companies of the Manager.
                              Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,          Trustee (since 1996) of MassMutual
Director (since 2002)         Institutional Funds and of MML Series
Age: 56                       Investment Fund (open-end investment
                              companies); Director of MML Services (since
                              April 1987) and America Funds Emerging Markets
                              Growth Fund (since October 1991) (both are investment companies), The California Endowment
                              (a philanthropy organization) (since April
                              2002), and Community Hospital of Monterey
                              Peninsula, (since February 2002); a trustee
                              (since February 2000) of Monterey International
                              Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                              Michigan and Hartford Hospital. Formerly,
                              President (February 1991-April 2000) ARCO
                              Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,             Director (since 2001) of Jones Knowledge, Inc.
Director (since 2002)         (a privately held company), U.S. Exploration,
Age: 58                       Inc., (since 1997), Colorado UpLIFT (a
                              non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                              (since 2000). Formerly, Chairman of U.S. Bank
                              (a subsidiary of U.S. Bancorp and formerly
                              Colorado National Bank,) (July 1996-April 1,
                              1999) and a director of Commercial Assets, Inc.
                              (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,     Trustee (since 1996) of MassMutual
Director (since 2000)         Institutional Funds and of MML Series
Age: 60                       Investment Fund (open-end investment
                              companies); Trustee and Chairman (since May
                              1987) of the investment committee for the Worcester Polytech Institute; President and
                              Treasurer (since January 1999) of the SIS Fund
                              (a private not for profit charitable
                              organization); Trustee (since 1995) of the Springfield Library and Museum Association;
                              Trustee (since 1996) of the Community Music
                              School of Springfield; Member of the investment committee of the Community Foundation of Western Massachusetts (since 1998). Formerly,
                              Chairman (January 1999-July 1999) of SIS &
                              Family Bank, F.S.B. (formerly SIS Bank);
                              President, Chief Executive Officer and Director
                              (May 1993-December 1998) of SIS Bankcorp, Inc.
                              and SIS Bank (formerly Springfield Institution for Savings) and Executive Vice President
                              (January 1999-July 1999) of Peoples Heritage
                              Financial Group, Inc. Oversees 41 portfolios in the OppenheimerFunds complex.


--------------------------------------------------------------------------------
INTERESTED DIRECTOR           The address of Mr. Murphy in the chart below is
AND OFFICER                   498 Seventh Avenue, New York, NY 10018. Mr.
                              Murphy serves for an indefinite term, until his resignation, retirement, death or removal.

John V. Murphy,               Chairman, Chief Executive Officer and director
President and Director        (since June 2001) and President (since
(since October 2001)          September 2000) of the Manager; President and a
Age: 53                       director or trustee of other Oppenheimer funds;
                              President and a director (since July 2001) of Oppenheimer Acquisition Corp. and of
                              Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                              OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                              Services, Inc. and of Shareholder Financial
                              Services, Inc.; President and a director (since
                              July 2001) of OppenheimerFunds Legacy Program
                              (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                              OppenheimerFunds, Inc.: OFI Institutional Asset
                              Management, Inc. and Centennial Asset
                              Management Corporation (since November 2001),
                              HarbourView Asset Management Corporation and
                              OFI Private Investments, Inc. (since July
                              2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                              Asset Management, Inc.; a director (since
                              November 2001) of Trinity Investment Management
                              Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive
                              Vice President (since February 1997) of
                              Massachusetts Mutual Life Insurance Company
                              (the Manager's parent company); a director
                              (since June 1995) of DLB Acquisition
                              Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.);
                              formerly, Chief Operating Officer (September
                              2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                              Series Investment Fund and MassMutual
                              Institutional Funds (open-end investment companies); a director (September 1999-August
                              2000) of C.M. Life Insurance Company;
                              President, Chief Executive Officer and director
                              (September 1999-August 2000) of MML Bay State
                              Life Insurance Company; a director (June
                              1989-June 1998) of Emerald Isle Bancorp and
                              Hibernia Savings Bank (a wholly-owned
                              subsidiary of Emerald Isle Bancorp). Oversees
                              69 portfolios in the OppenheimerFunds complex.





                          25 | TOTAL RETURN PORTFOLIO

DIRECTORS AND OFFICERS  Continued


--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Bisbey, Manioudakis and Zack, 498 Seventh Avenue, New York, NY
                              10018, for Mr. Wixted, 6803 S. Tucson Way,
                              Centennial, CO 80112-3924. Each Officer serves for an annual term or until his earlier resignation, retirement, death or removal.

Patrick M. Bisbey,            Vice President (since November 1990), Managing
Vice President (since 2000)   Director (since June 1992), Manager of Trading
Age: 44                       and Portfolio Operations (since January, 1984)
                              and Director (since November 2001) of Trinity
                              Investment Management Corporation, a
                              wholly-owned subsidiary of OppenheimerFunds,
                              Inc's immediate parent, Oppenheimer Acquisition
                              Corp. An officer of 1 portfolio in the
                              OppenheimerFunds complex.

Angelo Manioudakis,           Senior Vice President of the Manager (since
Vice President (since 2002)   April 2002); formerly Executive Director and
Age: 35                       portfolio manager for Miller, Anderson &
                              Sherrerd, a division of Morgan Stanley
                              Investment Management (August 1993-April 2002).
                              An officer of 9 portfolios in the
                              OppenheimerFunds complex.

Brian W. Wixted,              Senior Vice President and Treasurer (since
Treasurer, Principal          March 1999) of the Manager; Treasurer (since
Financial and Accounting      March 1999) of HarbourView Asset Management
Officer                       Corporation, Shareholder Services, Inc.,
(since 1999)                  Oppenheimer Real Asset Management Corporation,
Age: 43                       Shareholder Financial Services, Inc.,
                              Oppenheimer Partnership Holdings, Inc., OFI
                              Private Investments, Inc. (since March 2000),
                              OppenheimerFunds International Ltd. and
                              Oppenheimer Millennium Funds plc (since May
                              2000) and OFI Institutional Asset Management,
                              Inc. (since November 2000); Treasurer and Chief
                              Financial Officer (since May 2000) of
                              Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                              (since March 1999) of Oppenheimer Acquisition
                              Corp. and OppenheimerFunds Legacy Program
                              (since April 2000); formerly Principal and
                              Chief Operating Officer (March 1995-March
                              1999), Bankers Trust Company-Mutual Fund
                              Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,               General Counsel (since November 2001) of the
Vice President and Secretary  Manager; Senior Vice President (since May 1985)
(since 2001)                  and General Counsel (since February 2002) of
Age: 54                       OppenheimerFunds, Inc.; General Counsel and a
                              director (since November 2001) of
                              OppenheimerFunds Distributor, Inc.; Senior Vice
                              President and General Counsel (since November
                              2001) of HarbourView Asset Management
                              Corporation; Vice President and a director
                              (since November 2000) of Oppenheimer
                              Partnership Holdings, Inc.; Senior Vice
                              President, General Counsel and a director
                              (since November 2001) of Shareholder Services,
                              Inc., Shareholder Financial Services, Inc., OFI
                              Private Investments, Inc., Oppenheimer Trust
                              Company and OFI Institutional Asset Management,
                              Inc.; a director (since November 2001) of
                              Oppenheimer Real Asset Management, Inc.;
                              Assistant Secretary and a director (since
                              November 2001) of OppenheimerFunds
                              International Ltd.; Vice President (since
                              November 2001) of OppenheimerFunds Legacy
                              Program; Secretary (since November 2001) of
                              Oppenheimer Acquisition Corp.; formerly Acting
                              General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                              2001) of the Manager; Assistant Secretary of
                              Shareholder Services, Inc. (May 1985-November
                              2001), Shareholder Financial Services, Inc.
                              (November 1989-November 2001); OppenheimerFunds
                              International Ltd. and Oppenheimer Millennium
                              Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.






The Portfolio's Statement of Additional Information contains additional information about the Portfolio's Directors and is available without charge upon request.


                          26 | TOTAL RETURN PORTFOLIO

TOTAL RETURN PORTFOLIO



A Series of Panorama Series Fund, Inc.
--------------------------------------------------------------------------------
Investment Advisor           OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                  OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer Agent               OppenheimerFunds Services


--------------------------------------------------------------------------------
Independent Auditors         Deloitte & Touche LLP


--------------------------------------------------------------------------------
Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.
to the Portfolio


--------------------------------------------------------------------------------
Legal Counsel to the         Mayer Brown Rowe & Maw
Independent Directors


                              For more complete information about Total Return Portfolio, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.


                          27 | TOTAL RETURN PORTFOLIO

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                                                            Distributor, Inc.



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